Exhibit 10.1

Execution

SECOND AMENDMENT TO CREDIT AGREEMENT
This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”), dated as of March 29, 2016 and, made by and among KADANT INC., a Delaware corporation (the “Borrower”), the Foreign Subsidiary Borrowers parties hereto, the several banks and other financial institutions or entities parties hereto (the “Lenders”), CITIZENS BANK, N.A., as administrative agent (the “Administrative Agent”) and CITIZENS BANK, N.A., as multicurrency administrative agent (the “Multicurrency Administrative Agent”; together with the Administrative Agent, the “Agents”).
Background
The Borrower, the Foreign Subsidiary Borrowers, the Agents and the Lenders, RBS Citizens, N.A., as Joint Lead Arranger and Joint Bookrunner, Wells Fargo Securities, LLC, as Joint Lead Arranger and Joint Bookrunner and Wells Fargo Bank, N.A., as Syndication Agent, entered into a Credit Agreement dated as of August 3, 2012 (the “Original Credit Agreement”).
The Borrower, the Foreign Subsidiary Borrowers, the Agents and the Lenders entered into the First Amendment to Credit Agreement and Limited Consent dated as of November 1, 2013 (the “First Amendment”; the Original Credit Agreement as amended by the First Amendment, the “Original Amended Credit Agreement”).
The Borrower has informed the Agents and the Lenders that a wholly-owned subsidiary of the Borrower, Kadant International Luxembourg SCS (“Kadant Lux”) intends to acquire all of the Capital Stock of RT Holding GmbH (the “German Acquisition Target”) through its wholly-owned subsidiary Kadant Johnson Deutschland GmbH (“Kadant Germany”) (such transaction, the “German Acquisition”), which German Acquisition shall be funded, in part, with Loans to be advanced under the Credit Agreement to Kadant Lux (such extension of credit by the Lenders, the “German Acquisition Advance”), which Kadant Lux will loan to Kadant Cayman Ltd. (“Kadant Cayman”), and which Kadant Cayman will loan to Kadant Germany.
The Borrower has requested that the Agents and the Lenders (a) consent to certain amendments to the Original Amended Credit Agreement including the joinder of Kadant Lux and Kadant Germany as Foreign Subsidiary Borrowers, and each as a Foreign Subsidiary Borrower (Kadant Lux and Kadant Germany, collectively, the “Additional Foreign Subsidiary Borrowers” and each an “Additional Foreign Subsidiary Borrower”), under the Original Amended Credit Agreement, and (b) agree that the conditions to each extension of credit to a Foreign Subsidiary Borrower set forth in Sections 5.2 and 5.4 of the Original Amended Credit Agreement shall be limited as set forth herein with respect to the German Acquisition Advance. Kadant Cayman will guarantee the obligations of Kadant Lux and Kadant Germany.
Capitalized terms not defined herein shall have the meanings given such terms in the Original Amended Credit Agreement. The Original Amended Credit Agreement, as amended by this Second Amendment and as further amended, modified or supplemented from time to time, is hereinafter referred to as the “Credit Agreement”. This Second Amendment constitutes a Loan Document for all purposes under the Credit Agreement and the other Loan Documents.

NOW, THEREFORE, in consideration of the promises and the agreements, provisions and covenants herein contained, the Borrower, the Foreign Subsidiary Borrowers, the Agents and the Lenders hereby agree as follows:
1.Limited Consent. Subject to the terms and conditions herein contained and in reliance upon the representations and warranties of the Borrower herein contained, effective upon satisfaction of the conditions precedent contained in Section 3 below, the Agents and the Lenders hereby agree that the conditions to each extension of credit to a Foreign Subsidiary Borrower set forth in Sections 5.2 and 5.4 of the Credit Agreement shall be limited as set forth below with respect to the German Acquisition Advance to the extent that the German Acquisition is consummated in connection therewith and the Revolving Commitments have not otherwise terminated prior to the date of the German Acquisition in accordance with the terms of the Credit Agreement (other than a termination resulting from a Disregarded Default) (the conditions to the German Acquisition Advance being referred to herein as the “Limited Funding Conditions”):

(A)    The representations and warranties referenced in Section 5.2(a) of the Credit Agreement shall be limited to (x) those representations and warranties set forth in Sections 4.3(a), 4.3(e), 4.4, 4.5, 4.11, 4.14, 4.19 and 4.21 of the Credit Agreement as those representations and warranties relate to Kadant Lux and Kadant Germany, and (y) (limited to the best of Kadant Lux’s and Kadant Germany’s knowledge) those representations and warranties made by or with respect to the German Acquisition Target in the acquisition agreement entered into in connection with the German Acquisition as are material to the interests of the Lenders, but only to the extent Kadant Germany and/or Kadant Lux, as applicable, is entitled to terminate such acquisition agreement on the basis of such representations and warranties.
(B)    The Defaults and Events of Default referred to in Section 5.2(b) of the Credit Agreement shall be limited to those Events of Default set forth in Sections 8(a), 8(c) as it relates to a violation of Section 7.1 of the Credit Agreement, 8(f), 8(i) and 8(j) of the Credit Agreement. Any Default or Event of Default not referenced in the previous sentence is referred to herein as a “Disregarded Default.”
The parties hereto acknowledge and agree to the following in connection with the consent granted pursuant to this Section 1:
(i)    The Limited Funding Conditions apply solely to the German Acquisition Advance to the extent consummated on or before May 31, 2016 and not to any other funding under the Credit Agreement.
(ii)    The German Acquisition Advance shall also be subject to the following conditions: (x) the German Acquisition shall constitute a “Permitted Acquisition” under (and as defined in) the Credit Agreement except that the occurrence of a Disregarded Default shall be disregarded for the purposes of determining compliance with clause (c) of the definition of “Permitted Acquisition,” and (y) on the date of the German Acquisition Advance, the Borrower shall (I) certify that no Default or Event of Default (based on the Borrower’s knowledge with respect to the German Acquisition Target) has occurred or is continuing both before and after giving effect to the German Acquisition Advance and the German Acquisition, or (II) certify that no Default or Event of Default other than a Disregarded Default has occurred or is continuing both before and after giving effect to the German Acquisition Advance and the German Acquisition and provide a list of all Disregarded Defaults (based on the Borrower’s knowledge with respect to the German Acquisition Target) that have occurred and are continuing as of such date.

(iii)    The Lenders’ agreement to fund the German Acquisition Advance subject to the Limited Funding Conditions is not intended (and should not be construed) as a waiver of any Disregarded Default existing at the time of such German Acquisition Advance or of any of the Agents’ or the Lenders’ rights and remedies with respect thereto, all of which are hereby reserved and preserved in their entirety by the Agents and the Lenders.
The foregoing limited consent and limited waiver is limited to the German Acquisition as set forth herein and is not a commitment or agreement to grant any consent or waiver in the future.
2.Amendments to the Original Amended Credit Agreement. Subject to the terms and conditions herein contained and in reliance on the representations and warranties of the Borrower herein contained, effective upon satisfaction of the conditions precedent contained in Section 4 below, the following amendments are incorporated into the Original Amended Credit Agreement:

(A)    Section 1.1 of the Original Amended Credit Agreement is hereby amended to delete the text in the definition of “Foreign Subsidiary Borrowers” and to insert the following in lieu thereof:
“Foreign Subsidiary Borrowers”: each Foreign Subsidiary of the Borrower that becomes a party hereto as of the date hereof or hereafter; provided that, without the prior written consent of the Administrative Agent and each of the Lenders, the only Foreign Subsidiaries of the Borrower permitted to become parties hereto shall be Kadant U.K. Limited, Kadant Lamort S.A.S., Kadant Johnson Europe B.V, Kadant Canada Corp., Kadant International Luxembourg SCS and Kadant Johnson Deutschland GmbH.
(B)    Section 5.4(ii) of the Original Amended Credit Agreement is hereby amended to delete the entirety of Section 5.4(ii) and to insert the following in lieu thereof:
(ii) No Immunities, etc. The assets of such Foreign Subsidiary Borrower shall be available without material limitation to satisfy the Foreign Subsidiary Borrower Obligations of such Foreign Subsidiary Borrower under laws of the jurisdiction in which such Foreign Subsidiary Borrower is organized and existing provided that such assets of a Foreign Subsidiary Borrower may be subject to liens permitted under Section 7.3 which such Foreign Subsidiary Borrower may grant.
3.Conditions Precedent.
The provisions of this Second Amendment shall be effective as of the date on which all of the following conditions shall be satisfied:
(a)the Borrower and each Foreign Subsidiary Borrower shall have delivered to the Agents a fully executed counterpart of this Second Amendment;

(b)Each Additional Foreign Subsidiary Borrower shall have delivered to the Agents a joinder agreement in form and substance satisfactory to the Agents along with (i) such certificates or resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Additional Foreign Subsidiary Borrower as the Agents may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Second Amendment, the Credit Agreement and the other Loan Documents to which such Additional Foreign Subsidiary Borrower is a party or is to be a party and (ii) such documents and certifications as the Agents may reasonably require to evidence that each Additional Foreign Subsidiary Borrower is duly organized or formed, and that each Additional Foreign Subsidiary Borrower is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, in each case to the extent applicable, except where the failure to be so qualified could reasonably be expected to result in a Material Adverse Effect, and including certified copies of the Organization Documents of each Additional Foreign Subsidiary Borrower;

(c)Kadant Cayman shall have delivered to the Agents a fully executed Limited Assumption Agreement and become a party to the Guarantee Agreement;

(d)Each Additional Foreign Subsidiary Borrower shall have delivered to the Agents a fully executed letter of direction authorizing the disbursement of funds into certain accounts in connection with the German Acquisition Advance; and

(e)the Lenders shall have indicated their consent and agreement by executing this Second Amendment.

4.    Miscellaneous.
(a)Ratification. The terms and provisions set forth in this Second Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Original Amended Credit Agreement and except as expressly modified and superseded by this Second Amendment, the terms and provisions of the Original Amended Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrower, the Foreign Subsidiary Borrowers, the Agents and the Lenders agree that the Original Amended Credit Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. For all matters arising prior to the effective date of this Second Amendment, the Original Amended Credit Agreement (as unmodified by this Second Amendment) shall control.

(b)Representations and Warranties. The Borrower hereby represents and warrants to the Agents that the representations and warranties set forth in the Loan Documents, after giving effect to this Second Amendment, are true and correct in all material respects (or all respects to the extent already qualified by materiality or the occurrence of a Material Adverse Effect) on and as of the date hereof, with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date. The Borrower further represents and warrants to the Agents and the Lenders that the execution and delivery of this Second Amendment (i) are within the Borrower’s and each Foreign Subsidiary Borrower’s organizational power and authority; (ii) have been duly authorized by all necessary organizational action of the Borrower and each Foreign Subsidiary Borrower; (iii) is not in contravention of any provision of the Borrower’s or any Foreign Subsidiary Borrower’s organizational documents; (iv) do not violate any law or regulation, or any order or decree of any Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any material indenture, mortgage, deed of trust, lease, agreement or other material instrument to which either the Borrower or any Foreign Subsidiary Borrower is a party or by which Borrower, any Foreign Subsidiary Borrower or any of their property is bound. All representations and warranties made in this Second Amendment shall survive the execution and delivery of this Second Amendment.

(c)Expenses of the Agent. As provided in the Credit Agreement, the Borrower agrees to pay all reasonable costs and expenses incurred by the Agents in connection with the preparation,

negotiation, and execution of this Second Amendment, including without limitation, the reasonable costs and fees of the Agents’ legal counsel.

(d)Severability. Any provision of this Second Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Second Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

(e)Applicable Law. This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York.

(f)Successors and Assigns. This Second Amendment is binding upon and shall inure to the benefit of the Agents, the Lenders and the Borrower, the Foreign Subsidiary Borrowers and their respective successors and assigns.

(g)Counterparts. This Second Amendment may be executed in one or more counterparts and on facsimile counterparts or other electronic transmission, as permitted under the Original Amended Credit Agreement, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

(h)Headings. The headings, captions, and arrangements used in this Second Amendment are for convenience only and shall not affect the interpretation of this Second Amendment.

(i)ENTIRE AGREEMENT. THIS SECOND AMENDMENT EMBODIES THE ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER THEREOF, AND SUPERSEDES ANY AND ALL PRIOR REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF.

(j)Acknowledgement and Reaffirmation. Each of the Borrower, Kadant Black Clawson, Inc., Kadant Johnson China - WX Holding Inc., Kadant International Holdings Inc., and Kadant Johnson Inc., hereby acknowledges the consents granted, and amendments effected, pursuant to this Second Amendment and reaffirms its guaranty of the Borrower Obligations and the Foreign Subsidiary Borrower Obligations (each as defined in the Guarantee) pursuant to that certain Guarantee Agreement, dated as of August 3, 2012 (as amended, supplemented or otherwise modified from time to time, the “Guarantee”), among the Guarantors and the Administrative Agent.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
KADANT INC., as the Borrower

By:    /s/ Daniel J. Walsh
Name: Daniel J. Walsh
Title: Treasurer

KADANT U.K. LIMITED, as a Foreign Subsidiary Borrower

By:    /s/ Kevin Callus
Name: Kevin Callus
Title: Managing Director

KADANT LAMORT SAS, as a Foreign Subsidiary Borrower

By:    /s/ Alain Serres
    Name: Alain Serres
Title: President

KADANT JOHNSON EUROPE B.V., as a Foreign Subsidiary Borrower

By:    /s/ Fredrik Westerhout
Name: Fredrik Westerhout
Title: Managing Director

KADANT CANADA CORP., as a Foreign Subsidiary Borrower

By:    /s/ Daniel J. Walsh
Name: Daniel J. Walsh
Title: Treasurer

[Signature Page-Second Amendment to Credit Agreement]
(S-1)

KADANT INTERNATIONAL LUXEMBOURG SCS, as a Foreign Subsidiary Borrower

By:    /s/ Michael J. McKenney
Name:    Michael J. McKenney
Title: Manager

KADANT JOHNSON DEUTSCHLAND GmbH, as a Foreign Subsidiary Borrower

By:    /s/ Eric T. Langevin
Name:     Eric T. Langevin
Title:     Director

[Signature Page-Second Amendment to Credit Agreement]
(S-2)

CITIZENS BANK, N.A., as Administrative Agent

By:    /s/ Seth Rogers
Name: Seth Rogers
Title: Vice President

[Signature Page-Second Amendment to Credit Agreement]
(S-3)

CITIZENS BANK, N.A., as Multicurrency Administrative Agent

By:    /s/ Seth Rogers
Name: Seth Rogers
Title: Vice President

[Signature Page-Second Amendment to Credit Agreement]
(S-4)

CITIZENS BANK, N.A., as a Lender

By:    /s/ Seth Rogers
Name: Seth Rogers
Title: Vice President

[Signature Page-Second Amendment to Credit Agreement]
(S-5)

WELLS FARGO BANK, N.A., as a Lender

By:    /s/ Jeffrey Kinney
Name: Jeffrey Kinney
Title: Senior Vice President

[Signature Page-Second Amendment to Credit Agreement]
(S-6)

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:    /s/ Ken Gorski
Name: Ken Gorski
Title: Vice President

[Signature Page-Second Amendment to Credit Agreement]
(S-7)

U.S. BANK NATIONAL ASSOCIATION (CANADA BRANCH), as a Lender

By:    /s/ Paul Rodgers
Name: Paul Rodgers
Title: Vice President

[Signature Page-Second Amendment to Credit Agreement]
(S-8)

HSBC France, as a French Party Lender

By:    /s/ Ludovic Lepic
Name: Ludovic Lepic
Title:     Director

[Signature Page-Second Amendment to Credit Agreement]
(S-9)

HSBC Bank USA, National Association, as a Lender

By:    /s/ Andrew Everett
Name: Andrew Everett
Title: Assistant Vice President

[Signature Page-Second Amendment to Credit Agreement]
(S-10)

SANTANDER BANK, N.A., as a Lender

By:    /s/ Karen Ng
Name: Karen Ng
Title: Senior Vice President

[Signature Page-Second Amendment to Credit Agreement]
(S-11)

ACKNOWLEDGED AND AGREED FOR PURPOSES OF SECTION 4(j):

KADANT INC., as a Guarantor

By:	/s/ Daniel J. Walsh
Name: Daniel J. Walsh
Title: Treasurer

KADANT BLACK CLAWSON INC., as a Subsidiary Guarantor

By:	/s/ Daniel J. Walsh
Name: Daniel J. Walsh
Title: Treasurer, Kadant Inc.

KADANT JOHNSON CHINA - WX HOLDING INC., as a Subsidiary Guarantor

By:	/s/ Daniel J. Walsh
Name: Daniel J. Walsh
Title: Treasurer, Kadant Inc.

KADANT INTERNATIONAL HOLDINGS INC., as a Subsidiary Guarantor

By:	/s/ Daniel J. Walsh
Name: Daniel J. Walsh
Title: Treasurer, Kadant Inc.

KADANT JOHNSON INC., as a Subsidiary Guarantor

By:	/s/ Daniel J. Walsh
Name: Daniel J. Walsh
Title: Treasurer, Kadant Inc.

KADANT CAYMAN LTD., as a limited Foreign Subsidiary Guarantor

By:    /s/ Jeffrey L. Powell
Name: Jeffrey L. Powell
Title: Director

[Signature Page-Second Amendment to Credit Agreement]
(S-12)